UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2008

BRANTLEY CAPITAL CORPORATION
(Exact name of registrant as specified in its charter)
Maryland	814-00127	34-1838462
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
287 Bowman Ave., 2nd Floor, Purchase, NY	10577
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:	(914) 510-9400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.

On May 19, 2008, Brantley Capital Corporation (the “Company”) issued a press release announcing that, pursuant to the Plan of Liquidation and Dissolution previously approved by its shareholders, the Board of Directors has approved a cash distribution of $.75 per share. The press release indicates that the record date is May 26, 2008 and the payment date for the distribution is May 28, 2008, and the ex-dividend date for the distribution is May 29, 2008.

The foregoing summary does not purport to be complete and is subject to and qualified in its entirety by reference to the text of the Company’s Press Release filed as Exhibit 99.1 hereto. Exhibit 99.1 is incorporated by reference into this Item 8.01.

Item 9.01     Financial Statements and Exhibits.

          (d)          Exhibits

                         99.1    Brantley Capital Corporation Press Release dated May 19, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRANTLEY CAPITAL CORPORATION

Date:	May 19, 2008	By:	/s/ Phillip Goldstein
Phillip Goldstein
Chairman of the Board